SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 29, 2003


                               MOVADO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW YORK                       0-22378                 13-2595932
(State or Other Jurisdiction      (Commission File            (IRS Employer
   of Incorporation)                    Number)           Identification Number)


         650 FROM ROAD
         PARAMUS, NEW JERSEY                                      07652
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

       EXHIBIT
        NUMBER             DOCUMENT DESCRIPTION
        ------             --------------------

        99.1      Press release, dated May 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is being furnished under Item 12, "Disclosure of Results of Operations and Financial Condition" in accordance with the interim guidance provided by the Securities and Exchange Commission (the "SEC") pursuant to SEC Release Nos. 33-8216 and 34-47583.

         On May 29, 2003, Movado Group, Inc. (the "Company") issued a press release announcing the Company's results of operations and financial condition for the quarter ended April 30, 2003. A copy of the press release is included as
Exhibit 99.1 to, and is incorporated by reference in, this current report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MOVADO GROUP, INC.


Date:  June 10, 2003               By:  /s/ Eugene J. Karpovich
                                        ---------------------------------------
                                        Name:   Eugene J. Karpovich
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

99.1     Press Release, dated May 29, 2003